UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Renaissance Capital Growth & Income Fund III, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Renaissance Capital Growth & Income Fund III, Inc.
8080 North Central Expressway, Suite 210, LB-59
Dallas, Texas 75206-1857

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
To Be Held On Thursday, February 8, 2007

To the Shareholders of
Renaissance Capital Growth & Income Fund III, Inc.:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders, or the Annual Meeting, of Renaissance Capital Growth & Income Fund III, Inc., or the Fund, a Texas corporation, will be held at the DoubleTree Hotel-Campbell Centre, 8250 North Central Expressway, Dallas, Texas 75206, on Thursday, February 8, 2007, at 10:00 a.m., local time, for the following purposes:

1. To elect (i) two Class One directors of the Fund, to hold office for a term of one year or until their successors are elected and qualified, (ii) one Class Two director of the Fund, to hold office for a term of two years or until his successor is elected and qualified, and (iii) two Class Three directors of the Fund, to hold office for a term of three years or until their successors are elected and qualified;

2. To amend the Investment Advisory Agreement between the Fund and RENN Capital Group, Inc.;

3. To ratify the appointment by the Fund’s Board of Directors of KBA Group LLP as the auditor of the Fund for the fiscal years ending December 31, 2006 and 2007; and

4. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

A copy of the Fund’s 2005 Annual Report to shareholders is enclosed for your review.

The close of business on December 19, 2006 has been fixed as the record date for determining shareholders entitled to notice of, and to vote at the Annual Meeting or any adjournment. The enclosed proxy card is being solicited on behalf of the Board of Directors.

You are cordially invited to attend the Annual Meeting. You may vote your shares (1) in person at the Annual Meeting, (2) by telephone, (3) via the Internet, or (4) by completing, signing, dating and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope. Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your vote, you may do so by voting in person at the Annual Meeting. Prompt response by our shareholders will reduce the time and expense of solicitation.

By Order of the Board of Directors /s/ BARBE BUTSCHEK Barbe Butschek, Secretary
Dallas, Texas
December __, 2006

Renaissance Capital Growth & Income Fund III, Inc.

PROXY STATEMENT
For
2006 ANNUAL MEETING OF SHAREHOLDERS
To Be Held On Thursday, February 8, 2007

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of Renaissance Capital Growth & Income Fund III, Inc., or the Fund, a Texas corporation. The Fund’s Board of Directors is soliciting proxies to be voted at the 2006 Annual Meeting of Shareholders, or the Annual Meeting, to be held on Thursday, February 8, 2007, at the DoubleTree Hotel-Campbell Centre, 8250 North Central Expressway, Dallas, Texas 75206, at 10:00 a.m., local time and at any adjournment(s). This Proxy Statement is first being sent to shareholders on or about December __, 2006.

The accompanying proxy card is designed to permit each Fund shareholder to vote for or against or to abstain from voting on the proposals described in this Proxy Statement, and to authorize the persons serving as proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting. When a shareholder’s executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Annual Meeting FOR (i) the election of the two Class One directors, the one Class Two director and the two Class Three directors, (ii) the amendment of the Investment Advisory Agreement, or Advisory Agreement, between the Fund and RENN Capital Group, Inc., or RENN Group, and (iii) the ratification of the appointment of KBA Group LLP as the auditor for the Fund for 2006 and 2007.

The Board of Directors encourages the shareholders to attend the Annual Meeting personally. Executing and returning the accompanying proxy card will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Growth & Income Fund III, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting in person. No revocation notice or later-dated proxy, however, will be effective until received by the Fund at or prior to the Annual Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere attendance at the Annual Meeting will not by itself revoke the proxy.

In addition to soliciting proxies by mail, officers and directors of the Fund, and officers, directors and regular employees of RENN Group, the investment advisor to the Fund, may solicit the return of proxies by personal interview, mail, telephone and facsimile. These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares. The Fund will pay all costs of solicitation.

The Fund’s 2005 Annual Report to Shareholders is enclosed for the review of all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

The Fund’s principal offices are located at 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, and its telephone number is (214) 891-8294.

PURPOSES OF THE MEETING

At the Annual Meeting, Fund shareholders will consider and vote upon the following matters:

1. The election of (i) two Class One directors of the Fund, to hold office for a term of one year or until their successors are elected and qualified, (ii) one Class Two director of the Fund, to hold office for a term of two years or until his successor is elected and qualified, and (iii) two Class Three directors of the Fund, to hold office for a term of three years or until their successors are elected and qualified;

2. An amendment of the Investment Advisory Agreement;

3. Ratification of the Board of Director’s appointment of KBA Group LLP as the auditor for the Fund for the fiscal years ending December 31, 2006 and 2007; and

4. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s).

RECORD DATE AND SHARE OWNERSHIP

The close of business on December 19, 2006 has been fixed as the record date, or the Record Date, for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment. At the close of business on the Record Date, the Fund had outstanding ______ shares of Common Stock and approximately _____ record holders.

VOTING

Each share of Common Stock is entitled to one vote. The Common Stock is the only class of securities of the Fund entitled to vote at the Annual Meeting. A shareholder is entitled to vote all shares of Common Stock held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting. There are no cumulative voting rights. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

A quorum for the Annual Meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date. Shares that are voted “FOR,” “AGAINST,” OR “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of determining the presence of a quorum and are also treated as shares “represented and voting” at the Annual Meeting, or votes cast, with respect to such matter.

Broker non-votes and abstentions will be counted for purposes of determining the presence of a quorum but will not be voted for or against a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

If a quorum is not present at the Annual Meeting or, although a quorum is present, a sufficient number of votes in favor of any of the proposals set forth in the Notice of Meeting are not received by the date of the Annual Meeting, the shareholders represented in person or named as proxies may adjourn the Annual Meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting with no other notice than announcement at the Annual Meeting. Further solicitations of proxies with respect to these proposals may be made. Broker non-votes and abstentions will not be voted for any adjournments.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

Shareholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communications Services online program. This program provides eligible shareholders who receive a copy of this proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your proxy card will provide instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.

PROPOSAL ONE
ELECTION OF DIRECTORS

Five directors, all of whom are now serving on the Fund’s Board of Directors, are proposed to be elected at the Annual Meeting. Peter Collins and J. Philip McCormick have been nominated as the Class One directors to serve for a term of one year or until their respective successors are elected and qualified. Charles C. Pierce, Jr. has been nominated as the Class Two director to serve for a term of two years or until his successor is elected and qualified. Russell Cleveland and Ernest C. Hill have been nominated as Class Three directors to serve for a term of three years or until their respective successors are elected and qualified. For information concerning Messrs. Collins, McCormick, Pierce, Cleveland and Hill, see “Information Concerning Directors” below.

Pursuant to the Fund’s Articles of Incorporation and Bylaws, the Board of Directors consists of one or more Directors, the number of which may be increased or decreased by resolution adopted by a majority of the Board of Directors, and is divided into three classes. Each class normally serves for a three-year term. The term of office of the Class One directors was to have expired at the 2004 Annual Meeting, which was never held. The term of office of the Class Two directors was to have expired at the 2005 Annual Meeting of shareholders, which was never held. The term of office of the Class Three directors expires at this Annual Meeting of shareholders. Since an Annual Meeting was not held in 2004 or 2005, the Fund determined that it was in the best interests of its shareholders to submit a proposal for the election of the entire Board of Directors at this Annual Meeting.

The term of office of the Class One directors will expire at the 2007 Annual Meeting. The term of office of the Class Two director will expire at the 2008 Annual Meeting. The term of office of the Class Three directors will expire at the 2009 Annual Meeting.

Because the Board is divided into classes, only those directors in a single class may be changed in any one year after this Annual Meeting. Consequently, changing a majority of the Board of Directors would require two years (although under Texas law, procedures are available to remove directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate shareholder proposals in the annual proxy statement). Having a classified Board of Directors, which may be regarded as an “anti-takeover” provision, may make it more difficult for shareholders to change the majority of directors and thus have the effect of maintaining the continuity of management.

The nominees for the Class One, Class Two and Class Three directors receiving the vote of a plurality of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR THE CLASS ONE, CLASS TWO AND CLASS THREE DIRECTORS.

Information Concerning Directors

Certain information concerning the Fund’s directors is set forth below:

Name, Address*and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships Held by Director	Director’s Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Dollar Range of Shares in Fund

Independent Directors:

Peter Collins Age 62
Director

Peter Collins has been a financial and management consultant to closely-held businesses for the last ten years in the USA, the UK, and Europe, in areas of finance, start-ups, joint ventures and mergers and acquisitions. He has advised companies in every segment of industry (including manufacturing, distribution, service, agriculture, construction and multimedia) and in all stages of development (from start-up to bankruptcy). Mr. Collins was educated in England, where he received a B.Sc. in Civil Engineering from Liverpool University and an M.Sc. in Business Administration from The City University, London.
		Class One Director since 1994. Term was to have expired in 2004.	1	$10,001 to $50,000

Name, Address*and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships Held by Director	Director’s Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Dollar Range of Shares in Fund

J. Philip McCormick Age 64	Director Independent investor and corporate advisor since 1999; Executive Vice President and Chief Financial Officer of Highway Master Communication, Inc. from 1997 to 1998; Senior Vice President and Chief Financial Officer of Enserch Exploration, Inc. from 1995 to 1997; Senior Vice President - Transmission of Lone Star Gas Company, a division of Enserch Corporation, from 1993 to 1995; Senior Vice President — Finance of Lone Star Gas Company from 1991 to 1993; Audit Partner, member of senior management and member of the Board of Directors of KPMG and KMG Main Hurdman from 1973 to 1991.	Class One Director since 2006	1	$0

Charles C. Pierce, Jr. Age 72	Director Retired Vice Chairman of Dain Rauscher, Inc. and a private investor.	Class Two Director since 2002. Term was to have expired in 2005.	1	$10,001 to $50,000

Ernest C. Hill Age 66	Director Ernest C. Hill has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. He specializes in computer-aided investment analysis and administrative procedures. Mr. Hill was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA, with honors, in Investment and Finance. Mr. Hill’s prior experience includes service as Assistant Professor of Finance, Southern Methodist University and Associate Director of the Southwestern Graduate School of Banking.	Class Three Director since 1994. Term was to have expired in 2006.	1	0

Name, Address*and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships Held by Director	Director’s Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Dollar Range of Shares in Fund

Interested Director:

Russell Cleveland Age 68
President, Chief Executive Officer and Director

He has served as President and Chief Executive Officer of the Fund since 1994. He is a Chartered Financial Analyst with over 35 years experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland is also the President, Chief Executive Officer, the sole director and the majority shareholder of RENN Group, the investment advisor to the Fund and the investment manager of Renaissance US Growth and Income Trust PLC and US Special Opportunities Trust PLC, investment trusts listed on the London Stock Exchange, and Premier RENN US Emerging Growth Limited. Mr. Cleveland also serves on the Boards of Directors of CaminoSoft Corp., Cover-All Technologies, Inc., Integrated Security Systems, Inc., Tutogen Medical, Inc., and Precis, Inc.
		Class Three Director since 1994. Term was to have expired in 2006.	4	over $100,000

*The address of all such persons is c/o RENN Capital Group, Inc., 8080 North Central Expressway, Suite 210 LB-59, Dallas, Texas 75206.

OWNERSHIP OF SHARES

The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund’s Common Stock as of November 30, 2006 (i) for all persons who are beneficial owners of 5% or more of the outstanding shares of the Fund’s Common Stock, (ii) each director and nominee for director of the Fund, and (iii) all executive officers and directors of the Fund as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned Directly or Indirectly	Percent of Class
Russell Cleveland, President, Chief Executive Officer and Director(1)	365,944(2)	8.2%
Edward O. Boshell, Jr., Director	29,923(3)	0.7%
Peter Collins, Director	2,480(4)	0.1%
Charles C. Pierce, Jr., Director	2,233	0.1%
Ernest C. Hill, Director	0	0.0%
J. Philip McCormick, Director	0	0.0%
All directors and officers of the Fund as a group (10 persons)	381,080	8.5%

(1)	“Interested person” as defined by the Investment Company Act of 1940, as amended.
(2)	Includes 33,206 shares owned by the Cleveland Family Limited Partnership and 332,738 shares owned by Renn Investment Limited Partnership.
(3)	Shares owned indirectly through Columbia General Investments, L.P.
(4)	Includes 130 shares owned by Hilary Collins, Mr. Collins’ spouse.

Committees and Meetings

The Board of Directors held fifteen (15) meetings or executed consent actions in lieu of meetings during 2005, and each director attended or executed at least seventy-five per cent (75%) of these meetings and consent actions. The Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. In 2005, the Audit Committee held six (6) meetings and the Nominating and Corporate Governance Committee held no meetings. Each director attended or executed at least 75% of these meetings or consent actions.

The Audit Committee

During 2005, the Audit Committee consisted of Ernest C. Hill, Chair, Edward O. Boshell, Jr., Charles C. Pierce, Jr. and Peter Collins. On March 6, 2006, the Board of Directors of the Fund appointed J. Philip McCormick to the Audit Committee and he has been designated as the Audit Committee financial expert. The Audit Committee is comprised entirely of independent directors. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

·
Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

·	Review the scope of their audit services and the annual results of their audits;

·	Monitor the independence and performance of the Fund’s independent auditors;

·	Oversee generally the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;

·	Review the reports and recommendations of the Fund’s independent auditors;

·	Provide an avenue of communication among the independent auditors, management and the Board of Directors; and

·	Address any matters between the Fund and its independent auditors regarding financial reporting.

The Fund’s Board of Directors has adopted a written charter for the Audit Committee, which is attached as Exhibit A to this Proxy Statement.

The Fund’s independent auditors must report directly to the Audit Committee.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was created in January 2004 and is responsible for nominating individuals to serve as directors. The Nominating and Corporate Governance Committee is composed entirely of independent Fund directors. Its members are Charles C. Pierce, Jr., Chair, Edward O. Boshell, Jr., Ernest C. Hill and Peter Collins.

The Committee considers and recommends nominees for election as directors of the Fund. Stockholders wishing to recommend qualified candidates for consideration by the Fund may do so by writing to the Secretary of the Fund at the address shown in the Notice providing the candidate’s name, biographical data and qualifications. In its assessment of each potential candidate, the Committee reviews the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives and such other factors as the Committee may determine. The Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities. At the direction of the Board of Directors, the Committee also considers various corporate governance policies and procedures.

Director Compensation

Directors who are not employees of either the Fund or RENN Group receive a monthly fee of $1,500, plus $750 and out-of-pocket expenses for each quarterly valuation meeting attended. The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered “interested persons” of the Fund. The aggregate compensation for the period from January 1 to December 31, 2005 that the Fund paid each director standing for election, and the aggregate compensation paid to each director for the most recently completed fiscal year by other funds to which RENN Group provided investment advisory services, or collectively, the Fund Complex, is set forth below:

Name of Director	Aggregate 2005 Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total 2005 Compensation from Fund and Fund Complex Paid to Directors
Russell Cleveland (1)	$0	$0	$0	$0
Peter Collins	$21,000	$0	$0	$21,000
Ernest C. Hill	$21,000	$0	$0	$21,000
Charles C. Pierce, Jr.	$20,250	$0	$0	$20,250
J. Philip McCormick (2)	-	-	-	-

(1)	Mr. Cleveland is the President and Chief Executive Officer and sole director of RENN Group. See “Information about the Fund’s Principal Officers and Investment Advisor - RENN Group.”

(2)	Mr. McCormick was elected to the Fund’s Board of Directors on March 6, 2006 and thus received no 2005 compensation.

Executive Compensation and Options

Officers of the Fund receive no compensation from the Fund. The Fund has never issued options or warrants to officers or directors of the Fund. As a result, the Fund does not have a compensation committee. No executive officer of the Fund was a director or member of a compensation committee of any entity of which a member of the Fund’s Board of Directors was or is an executive officer.

PROPOSAL TWO
AMENDMENT OF INVESTMENT ADVISORY AGREEMENT

You are being asked to vote for the approval of an amendment of the investment advisory agreement, or the Amended Advisory Agreement, between the Fund and RENN Group clarifying the description and calculation of the management incentive fee and making certain other changes, as more fully described below.

Investment Advisory Agreement

Current Investment Advisory Agreement

The Fund originally entered into an investment advisory agreement, or the Advisory Agreement, with RENN Group on February 15, 1994. That agreement provided that the Fund would pay RENN Group an annual base fee of 1.75% of the Fund’s net assets on a quarterly basis, or the Base Management Fee, and an incentive fee, or Incentive Fee, equal to twenty percent of any net realized capital gains after allowance for any unrealized capital depreciation of the Fund, calculated and paid on an annual basis. The agreement provided that to the extent any portion of the Base Management Fee was based on an increase in net asset value attributable to unrealized appreciation of securities or other assets such portion would be deferred and not earned or payable until such time as appreciation or any portion thereof was realized. The deferral provision was not described in the Fund’s Prospectus dated May 25, 1994.

In 1996, the Fund first realized capital gains. However, when calculating its earned Incentive Fee, RENN Group also took into account unrealized capital appreciation, which offset unrealized capital depreciation. RENN Group believed this approach was consistent with the requirements of the Investment Advisers Act of 1940, or the Advisers Act. RENN Group utilized that method of calculation of the Incentive Fee from that point forward.

On March 24, 1998, the Fund’s Board of Directors approved a proposed amendment to the Advisory Agreement to clarify that the Base Management Fee would no longer be deferred and to bring the language of the agreement into conformity with the description of the agreement in the Prospectus. In addition, the Incentive Fee calculation was amended to provide for payment on a quarterly basis. That amended Advisory Agreement, or the Current Advisory Agreement, was approved at the annual meeting of shareholders held on May 29, 1998.

In 2004, the Securities and Exchange Commission, or the SEC, conducted a review of a filing made by the Fund for a proposed rights offering. The SEC’s review led to an inquiry into the fee structure under the Current Advisory Agreement. In December 2005, the SEC brought an administrative proceeding against RENN Group regarding the calculation of its advisory fees, which RENN Group simultaneously settled without admitting or denying the findings therein, or the SEC Settlement.

The SEC’s position is that the actual calculation used to determine the Incentive Fee was inconsistent with Rule 205(b)(3) of the Advisers Act, which permits an adviser to a business development company (like the Fund) to assess a management incentive fee, provided the compensation “does not exceed 20% of the realized capital gains upon the funds of the business development company over a specified period or as of definite dates, computed net of all realized capital losses and unrealized capital depreciation.” The SEC determined that RENN Group’s method of calculating the Incentive Fee, which incorporated unrealized capital appreciation into the equation, resulted in its receipt of performance-based compensation greater than permitted by the Advisors Act. As part of the SEC Settlement, RENN Group agreed to: (1) amend the Current Advisory Agreement to make clear that the calculation of the Incentive Fee conforms with the SEC’s interpretation of Rule 205(b)(3); (2) pay a disgorgement to the Fund in the amount of $2,851,362, plus interest of $924,509; and (3) pay a civil money penalty in the amount of $100,000 to the Fund.

Please see “Board Considerations” below for a discussion of the reasons why the Fund’s Board of Directors believes it is in the best interests of the Fund to adopt the amended and restated Current Advisory Agreement, or the Amended Advisory Agreement, which is substantially similar to the Current Advisory Agreement in all material terms except as described below. A copy of the Amended Advisory Agreement is attached as Exhibit C to this Proxy Statement.

Amendments To The Current Advisory Agreement

The Amended Advisory Agreement clarifies that the Fund will pay RENN Group a management incentive fee in an amount equal to 20% of all net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation of the Fund. Thus, the calculation of the incentive fee will not incorporate any offset of unrealized capital depreciation by unrealized capital appreciation. The effect of the use of this method to calculate the incentive fee is that each year, the cumulative performance of the Fund since its inception will provide the basis for the calculation of the incentive fee. In addition, the incentive fee will be calculated annually, rather than quarterly.

The Amended Advisory Agreement also clarifies that the Base Management Fee will be assessed following the assessment of the Incentive Fee. Thus, the Base Management Fee for each fourth quarter will be calculated net of any Incentive Fee payable as of the end of the calendar year ended with that quarter. These changes ensure that the fees to be paid by the Fund to RENN Group under the Amended Advisory Agreement are consistent with the requirements of the Advisers Act.

Board Considerations

At a meeting held on November 30, 2006, the Board of Directors of the Fund, including a majority of the independent, or disinterested directors, discussed and approved the Amended Advisory Agreement and determined to recommend its approval to the shareholders of the Fund. To assist the Board in its consideration of the Amended Advisory Agreement, RENN Group provided certain materials and information regarding its fees, services and past performance.

In its evaluation, the Board did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors evaluated all information available to them, including information received on an on-going basis at previous meetings of the Board of Directors and its committees.

Set forth below is a summary of the material factors considered by the Board of Directors in connection with its approval of the Amended Advisory Agreement. In view of the broad scope and variety of factors and information, the directors did not find it practicable to, and did not make, specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Amended Advisory Agreement. The approval determinations were made on the basis of each director’s business judgment after consideration of all the factors taken as a whole, although individual directors may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

The Effect of the Proposed Advisory Agreement on the Fund

The Board considered the effect of the Amended Advisory Agreement on the Fund. The Board considered that the amendments to the Current Advisory Agreement will likely cause the fees paid to be lower than provided for under the terms of the Current Advisory Agreement (although the effect of the disgorgement called for in the SEC Settlement was to reduce the fees paid by the Fund since 1996, as if the “lower” Incentive Fee were always in effect). In addition, the clarification that the Base Management Fee will be calculated following the calculation of the Incentive Fee will ensure that the shareholders are receiving the lowest possible combination of fees. In its presentation to the Board of Directors, RENN Group noted that the practical effect of the amendments to the Amended Advisory Agreement would be minimal, as RENN Group has been operating under those terms since reaching its settlement with the SEC in December 2005.

The Board concluded that it was appropriate to approve the Amended Advisory Agreement to maintain the current investment management structure.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by RENN Group to the Fund.

The Board considered that the nature and extent of services to be provided by RENN Group under the Amended Advisory Agreement are the same as the nature and extent of services provided under the Current Advisory Agreement. Under the Current Advisory Agreement, RENN Group is responsible for identifying, evaluating, structuring, acquiring, monitoring, holding, managing and arranging for the disposition of investments for the Fund. In connection with these responsibilities, RENN Group provides investment research and advice regarding any existing or proposed investment that is consistent with the investment objectives and policies of the Fund. In addition, RENN Group provides, or arranges for the provision of, any and all management and administrative services reasonably necessary for the operation of the Fund and the conduct of its business. Under the Amended Advisory Agreement, RENN Group will have the same responsibilities and, thus, will be responsible for providing the same nature and extent of services as currently provided.

With respect to quality of services, the Board considered that there were currently no proposed changes to the personnel responsible for the day-to-day management of the Fund.

The Board concluded that approval of the Amended Advisory Agreement was appropriate in light of RENN Group’s representation that no immediate changes were planned for the personnel of RENN Group and that the nature and extent of the services provided would remain consistent.

Investment Performance

The Board reviewed information provided by RENN Group with respect to its performance for the one, three and five-year periods ended December 31, 2005 and the period covering the Fund’s inception date through December 31, 2005.

The Board also evaluated information contained in a report prepared by Lipper Inc., an independent third party, which consisted of performance information for the Fund that ranked it against a comparable group of funds. The Fund outperformed a majority of the funds in the comparable group.

Advisory Fees and Total Expenses

The Board considered the Base Management Fee paid by the Fund, as well as the potential for payment of an Incentive Fee. The Board noted that under the Current Advisory Agreement, the Fund had incurred an Incentive Fee that was higher than it should have incurred under the limitations imposed by the Advisers Act. In connection with the SEC Settlement, RENN Group repaid the amount it had overcharged utilizing that method of calculation, plus interest. In addition, the Board considered that the clarification in the Amended Advisory Agreement regarding the sequencing of the fees would ensure that the Fund was paying the lowest possible aggregation of fees.

The Board determined that the fees would likely either decrease or remain unchanged as a result of the new formula in the Amended Advisory Agreement.

Economies of Scale

The Board considered whether the Fund has benefited from any economies of scale enjoyed by RENN Group through the management of other assets and whether there is potential for future realization of economies of scale. It was noted that although total net assets for the Fund have generally increased, a representative from RENN Group explained that the current asset levels did result in economies of scale with respect to investment advisory fees. Therefore, the Board concluded that the advisory fee structure with respect to the Amended Advisory Agreement was reasonable and that no changes were currently necessary.

Conclusion

Based on its evaluation of all the factors it deemed to be material, including the factors described above, the Board concluded that it would be appropriate for RENN Group to continue to serve as the advisor to the Fund pursuant to the Amended Advisory Agreement. Accordingly, the Board unanimously approved the Amended Advisory Agreement and recommended that the Amended Advisory Agreement be submitted to the shareholders of the Fund for their approval.

Fee Table

The tables below compare the fees and expenses attributable to the Fund under the Current Advisory Agreement and the Amended Advisory Agreement.

Current Advisory Agreement

During the fiscal years ended December 31, 2004 and 2005, the aggregate amount of RENN Group’s management and incentive fee was $3,957,640 and $2,329,394, respectively.

The following table and example describes the fees and expenses that shareholders bear, directly and indirectly, under the Current Advisory Agreement. The fees in the following table reflect an adjustment to the fees originally assessed in light of the Settlement.

Shareholder Transaction Expenses
Sales Load (as a percentage of the offering price)	None

Annual Expenses (as a percentage of the Fund’s Net Assets)
Management Fee (1)(2)	1.75%
2005 Incentive Fee (2)	1.92%
Interest Payment on Borrowed Funds	0.15%
Other Expenses (2)	1.00%
TOTAL ANNUAL EXPENSES	2.90%
TOTAL ANNUAL EXPENSES (INCLUDING 2005 INCENTIVE FEE)	4.82%

(1) All of the expenses presented as percentages in the fee table are based on actual expenses as of December 31, 2005. These expenses are presented as a percentage of average net assets for the four quarters commencing January 1, 2005. If actual management fees for 2005 were expressed as a percentage of net assets as of December 31, 2005, the relevant percentage would be 2.05%.

(2) The management fee is calculated and paid quarterly at the rate of 0.4375% of the Fund’s Net Assets, as determined at the end of such quarter. In addition to its management fees, RENN Group is entitled to receive an incentive fee calculated and payable annually that is equal to 20% of the Fund’s cumulative realized capital gains in excess of cumulative realized capital losses of the Fund after allowance for any unrealized capital depreciation on the portfolio investments of the Fund at the end of the period being calculated less cumulative incentive fees previously accrued. Unrealized capital depreciation equals net unrealized capital loses on each class of security without netting net unrealized gains on other classes of securities. The amount of the incentive fee will therefore vary from year to year.

(3) The expenses of the Dividend Reinvestment Plan are included in stock record expenses, a component of “Other Expenses.”

Example:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods.	$30	$93	$158	$333

The purpose of the foregoing table and example is to assist shareholders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly. The example set forth above assumes reinvestment of all dividends and other distributions at net asset value and an annual expense ratio of 2.90%. The Fee Table above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission (the “Commission”) regulations applicable to all management investment companies. The Example should not be considered as a representation of past or future expenses or annual rates of return, which may be more or less than those assumed for purposes of the Example. In addition, while the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund’s Dividend Reinvestment Plan may receive Shares purchased or issued at a price or value different from net asset value. It should be noted that if the assumed annual return of 5% on investment includes net realized gain, an incentive fee would be incurred and would further increase expenses reflected in the example above. See footnote (2) in the fee table.

Proposed Advisory Agreement

The following table and example describe the fees and expenses that shareholders would bear, directly and indirectly, under the Proposed Advisory Agreement:

Shareholder Transaction Expenses
Sales Load (as a percentage of the offering price)	None

Annual Expenses (as a percentage of the Fund’s Net Assets)
Management Fee (1)(2)	1.75%
2005 Incentive Fee (2)	1.92%
Interest Payment on Borrowed Funds	0.15%
Other Expenses (2)	1.00%
TOTAL ANNUAL EXPENSES	2.90%
TOTAL ANNUAL EXPENSES (INCLUDING 2005 INCENTIVE FEE)	4.82%

(1) All of the expenses presented as percentages in the fee table are based on actual expenses as of December 31, 2005. These expenses are presented as a percentage of average net assets for the four quarters commencing January 1, 2005. If actual management fees for 2005 were expressed as a percentage of net assets as of December 31, 2005, the relevant percentage would be 2.05%.

(2) The management fee is calculated and paid quarterly at the rate of 0.4375% of the Fund’s Net Assets, as determined at the end of such quarter. In addition to its management fees, RENN Group is entitled to receive an incentive fee calculated and payable annually that is equal to 20% of the Fund’s cumulative realized capital gains in excess of cumulative realized capital losses of the Fund after allowance for any unrealized capital depreciation on the portfolio investments of the Fund at the end of the period being calculated less cumulative incentive fees previously accrued. Unrealized capital depreciation equals net unrealized capital loses on each class of security without netting net unrealized gains on other classes of securities. The amount of the incentive fee will therefore vary from year to year.

(3) The expenses of the Dividend Reinvestment Plan are included in stock record expenses, a component of “Other Expenses.”

Example:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods.	$30	$93	$158	$333

The purpose of the foregoing table and example is to assist shareholders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly. The example set forth above assumes reinvestment of all dividends and other distributions at net asset value and an annual expense ratio of 2.90%. The Fee Table above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission (the “Commission”) regulations applicable to all management investment companies. The Example should not be considered as a representation of past or future expenses or annual rates of return, which may be more or less than those assumed for purposes of the Example. In addition, while the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund’s Dividend Reinvestment Plan may receive Shares purchased or issued at a price or value different from net asset value. It should be noted that if the assumed annual return of 5% on investment includes net realized gain, an incentive fee would be incurred and would further increase expenses reflected in the example above. See footnote (2) in the fee table.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF AUDITOR

As discussed in Item 9 of the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, Ernst & Young LLP was dismissed as the Fund’s auditor and did not complete the audit for the Fund’s fiscal year ended December 31, 2003. KBA Group LLP, or KBA Group, was subsequently engaged in January 2006 to complete the audit, and therefore received no fees for professional services during the fiscal years ended December 31, 2005 and 2004. The Board of Directors has selected KBA Group to audit the Fund for the fiscal years ending December 31, 2006 and 2007. Their selection was approved by the vote of a majority of the Board of Directors, including a majority of the directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, or the Investment Company Act. A representative of KBA Group is expected to attend the Annual Meeting. The KBA Group representative will respond to appropriate questions from the shareholders and will be given the opportunity to make a statement, should the representative desire to do so.

The following table presents fees paid by the Fund for professional services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2004 and 2005.

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees

Audit Fee	$0	$56,000
Audit-Related Fees	0	0
Tax Fees	10,380	2,000
All Other Fees	3,633	0
Total Fees	$14,013	$58,000

Audit Fees were for professional services rendered for the audit of the Fund’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements. In March 2006, the Fund received a refund of $56,000 of the audit fees previously paid in 2004.

No Audit-Related Fees were paid by the Fund to Ernst & Young LLP for the fiscal years ended December 31, 2005 or 2004.

Tax Fees were for the preparation of income and excise tax returns.

All Other Fees were for services other than the services reported above. In fiscal year 2005, these services included accounting consultations relating to a proposed SEC Settlement order.

The Audit Committee concluded that the provision of the non-audit services described above did not impair the independence of Ernst & Young LLP. The Audit Committee has adopted a pre-approval policy that provides for the prior consideration by the Audit Committee of any audit or non-audit services that may be provided by its independent auditor to the Fund.

The affirmative role of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KBA GROUP LLP AS THE FUND’S AUDITORS FOR THE FISCAL YEARS ENDING DECEMBER 31, 2006 AND 2007.

INFORMATION ABOUT THE FUND’S OFFICERS AND THE INVESTMENT ADVISOR

Officers

Set forth below is certain information regarding the officers of RENN Group, the Fund’s investment advisor:

Russell Cleveland, age 68, has served as President, Chief Executive Officer and a Class Three director of the Fund since 1994. He has also served as President, Chief Executive Officer, sole director and the majority shareholder of RENN Group, the investment advisor to the Fund and the investment manager of Renaissance US Growth and Income Trust PLC and US Special Opportunities Trust PLC, investment trusts listed on the London Stock Exchange, and Premier RENN US Emerging Growth Limited, since 1994. He is a Chartered Financial Analyst with over 35 years experience as a specialist in investments for smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland also serves on the Boards of Directors of CaminoSoft Corp., Cover-All Technologies, Inc., Integrated Security Systems, Inc., Tutogen Medical, Inc., and Precis, Inc.

Barbe Butschek, age 52, has served as Secretary and Treasurer of the Fund since 1994. She has been associated with RENN Group and its predecessor companies since 1977, and is a shareholder of RENN Group. As Senior Vice President, Secretary and Treasurer of RENN Group, she has been responsible for office management, accounting management, and records management of several investment funds.

Robert C. Pearson, age 71, has served as Vice President of the Fund since April 1997. He joined RENN Group in April 1997 and is Senior Vice-President - Investments. Mr. Pearson brought more than thirty years of experience to RENN Group’s corporate finance function. From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice-President of Thomas Group, Inc., a management consulting firm, where he was instrumental in moving a small privately held company from a start-up to a public company with more than $40 million in revenues. Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory. In addition, from 1960 to 1985, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis, holding such positions as Vice-President - Controller and Vice-President - Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He is a director of eOriginal, Inc., CaminoSoft Corp., Simtek Corporation, and Information Intellect, Inc.

Scott E. Douglass, age 48, has served as a Vice President of the Fund since November 2004. His background includes extensive experience in investments and private placements. He has worked for three sell-side firms in the roles of institutional sales and investment banking. Prior to that he was a commercial loan officer for the First National Bank of Boston and Fleet Financial Group which are now part of Bank of America. He holds an MBA from the Olin Graduate School of Business at Babson College and is a Chartered Financial Analyst.

Z. Eric Stephens, age 38, has served as a Vice President of RENN Group since January 2006 and a Vice President of the Fund since August 2006. His responsibilities with RENN Group include due diligence, portfolio monitoring and portfolio selection. Previously, Mr. Stephens was a director with CBIZ Valuation Group, a national valuation consulting firm. While with CBIZ, he valued public and private companies, performed purchase price allocations and goodwill impairment tests, wrote fairness opinions and solvency opinions and acted as an expert witness. Prior to working for CBIZ, Mr. Stephens was a staff accountant with the U.S. Securities and Exchange Commission. While with the SEC, he conducted on-site examinations of investment companies and investment advisers. Mr. Stephens has a BA in economics and finance from Southwestern Oklahoma State University and an MBA from Texas A&M University and is a Chartered Financial Analyst.

RENN Group

RENN Group provides investment advisory services to the Fund pursuant to the Advisory Agreement, as amended, between the Fund and RENN Group. RENN Group is also the Investment Manager of US Special Opportunities Trust PLC and Renaissance US Growth and Income Trust, PLC, investment trusts listed on the London Stock Exchange. RENN Group is a registered investment adviser under the Advisers Act and is subject to the reporting and other requirements of that Act. RENN Group and its officers and employees devote such time to the Fund’s business as is necessary for the conduct of its operations. The Advisory Agreement is reviewed and approved annually by the Fund’s Board of Directors, including its independent directors. Pursuant to the Advisory Agreement, RENN Group is entitled to receive a management fee equal to a quarterly rate of 0.4375% of the Funds’ assets, as determined at the end of each quarter with each payment due on the last day of the calendar quarter. In addition, pursuant to the Advisory Agreement, RENN Group is entitled to receive an incentive fee equal to 20% of the Fund’s realized capital gains in excess of realized capital losses of the Fund after allowance for any unrealized capital losses on the portfolio investments of the Fund. The incentive fee is calculated and paid on an annual basis.

In 2005, the Fund incurred $1,112,927 as its management fee to RENN Group, of which $936,189 was paid and $1,216,467 as its incentive fee to RENN Group, of which $0 was paid. The Fund also received $20,629 in director’s fees from portfolio companies with respect to Mr. Cleveland’s and Mr. Pearson’s services as a director. Neither RENN Group nor its affiliates are prohibited from engaging in activities outside the Fund’s business. Officers and employees of RENN Group are compensated solely by RENN Group. Russell Cleveland and Barbe Butschek own 80% and 20%, respectively, of the common stock of RENN Group. The sole director of RENN Group is Russell Cleveland. The Board of Directors of the Fund has determined that the Advisory Agreement be construed in compliance with applicable provisions of the Advisers Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the Advisory Agreement, RENN Group serves as investment adviser to the Fund, subject to the supervision of the Board of Directors. Services provided to the Fund include assisting the Fund in the determination of the net assets, recommending the valuation of assets of the Fund to the Board subject to the Board of Directors determination, upon which the management fee and incentive fee paid to RENN Group are based in part. The valuations of portfolio securities are performed in accordance with generally accepted accounting principles and financial reporting policies of the Securities and Exchange Commission. In addition, from time to time, the Board of Directors reviews the valuation policies to determine their appropriateness.

RENN Group has formed, and may form in the future, other investment funds to make investments in companies similar to those in which the Fund invests. The determination regarding the existence of a conflict of interest between these affiliated investment funds and the Fund, and the resolution of any such conflict, vests in the Board of Directors, subject to the provisions of the Investment Company Act.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, or the Audit Committee, is comprised of 5 directors, all of whom meet the independence and experience requirements of NASD Rule 4200(a)(15). The Audit Committee responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2005, with the Fund’s management. The Audit Committee has discussed with KBA Group LLP, the Fund’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from KBA Group LLP required by Independence Standards Board Standard No. 1 and has discussed with KBA Group LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Ernest C. Hill, Chairman Edmond O. Boshell, Jr. Peter Collins Charles C. Pierce, Jr. J. Philip McCormick

PERFORMANCE GRAPH

The following graph compares our cumulative total stockholder return during the last five years (based on the market price of our common stock and assuming reinvestment of all dividends and tax credits on retained long-term capital gains) with the Total Return Index for the Nasdaq Stock Market (U.S. Companies) and with the Total Return Index for Nasdaq Financial Stocks, both of which indices have been prepared by the Center for Research in Security Prices at the University of Chicago.

Comparison of Five Year Cumulative Total Returns

Calendar Year Ended December 31

	Cumulative Total Return

	12/00	12/01	12/02	12/03	12/04	12/05

Renaissance Capital Growth & Income Fund III, Inc.	$100	$121	$93	$176	$212	$201

NASDAQ US Index	$100	$79	$55	$82	$90	$92

NASDAQ Financial Index	$100	$100	$84	$146	$179	$205

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund’s officers and directors and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. The Fund believes that during the fiscal year ended December 31, 2005, all Section 16(a) filings relating to the Fund’s Common Stock applicable to its officers, directors and greater than 10% beneficial owners were timely filed.

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Fund’s proxy statement for consideration at its 2007 Annual Meeting of shareholders by submitting proposals to the Fund in a timely manner. To be included in the proxy statement for the 2007 Annual Meeting of Shareholders, shareholder proposals must be received by the Fund by February 28, 2007 and must otherwise comply with the requirements of Rule 14a-8.

OTHER BUSINESS

Management knows of no other business to be presented at the Annual Meeting that will be voted on by the shareholders. If other matters properly come before the Annual Meeting or any adjournment(s), then the persons serving as proxies will vote the proxies as in their discretion they may deem appropriate.

The annual report on form 10-k for the year ended December 31, 2005 has been filed with the securities and exchange commission. If you would like a copy of the report, please check the appropriate box on the proxy card and enclose the card in the self-addressed, postage-paid envelope. a copy of the report will be forwarded to you free of charge by first class mail.

Shareholder Communications With the Board of Directors

Generally, shareholders who have questions or concerns regarding the Fund should contact our Investor Relations department at (214) 891-8294. However, shareholders may communicate with the Board of Directors by sending a letter to Board of Directors of the Fund, c/o Corporate Secretary, 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857. Any communications must contain a clear notation indicating that it is a “Shareholder--Board Communication” or a “Shareholder--Director Communication” and must identify the author as a shareholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Fund reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Fund or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

By Order of the Board of Directors, /s/ BARBE BUTSCHEK Barbe Butschek, Secretary
Dallas, Texas
December __, 2006

Important: Please return proxy promptly. Shareholders who do not expect to attend the Annual Meeting and wish their shares of Common Stock to be voted should date, sign, and return the accompanying proxy card in the enclosed, postage-paid envelope.

Exhibit A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

• Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

• Review the scope of their audit services and the annual results of their audits;

• Monitor the independence and performance of the Fund’s independent auditors;

• Oversee the accounting and financial reporting processes of the Fund and the audits of its  financial statements, generally;

• Review the reports and recommendations of the Fund’s independent auditors;

• Provide an avenue of communication among the independent auditors, management and the  Board of Directors; and

• Resolve any disagreements between management of the Fund and its independent auditors  regarding financial reporting.

The Fund’s independent auditors must report directly to the Audit Committee.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Fund’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors meeting the independence and other requirements of the Nasdaq National Market and Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended. All members of the Committee shall

• Not have participated in the preparation of the financial statements of the Fund or any subsidiary at any time in the last three years; and

• have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statements and cash flow statement.

In addition, at least one member of the Committee shall have accounting or related financial management expertise, as defined by applicable Securities and Exchange Commission (“SEC”) regulation.

If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet from time to time as it shall determine. The Committee may meet with management or the independent auditors to discuss any matters that the Committee may determine.

III. Audit Committee Responsibilities and Duties

In addition to fulfilling the purposes described above, the Audit Committee shall have the following specific responsibilities and duties:

Review Procedures

1.	Review and assess the adequacy of this Charter annually.

2.	Submit the Charter to the Board of Directors for approval and have the document filed at least every three years in accordance with SEC regulations.

3.	Review the Fund’s annual audited financial statements prior to filing or distribution with management and independent auditors.

4.
Review with management and the independent auditors the Fund’s quarterly financial results prior to the release of earnings and/or the Fund’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Fund’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

Independent Auditors

1.
The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and shall have the responsibility for, and authority to, appoint and/or discharge the independent auditors.

2.	Approve the fees and other compensation to be paid to the independent auditors.

3.	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Fund that could impair the auditor’s independence.

4.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

5.	Consider the independent auditor’s judgments about the quality and appropriateness of the Fund’s accounting principles as applied in its financial reporting.

Other Audit Committee Responsibilities

1.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Fund’s annual proxy statement.

2.
Establish and periodically review the Fund’s procedures for (a) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Fund regarding questionable accounting or auditing matters.

3.	Perform any other activities consistent with this Charter, the Fund’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

4.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

Exhibit B

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The purpose of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) is as follows:

•	Consider qualified candidates to serve as Board members;

•	Consider and nominate nominees for election as Board members; and

•	At the direction of the Board of Directors, consider various corporate governance policies and procedures.

Committee Membership

The Nominating and Corporate Governance Committee shall consist of at least three members, one of whom shall serve as the chairperson of the Committee. The members of the Nominating and Corporate Governance Committee shall meet the applicable membership and independence requirements under National Association of Securities Dealers (“NASD”) Rule 4200.

The members of the Nominating and Corporate Governance Committee and the chairperson of the Nominating and Corporate Governance Committee shall be appointed annually by the Board. The Board from time to time may remove members of the Nominating and Corporate Governance Committee and fill any resulting vacancy.

Meetings

The Nominating and Corporate Governance Committee shall hold at least two meetings per year and such additional meetings as the Nominating and Corporate Governance Committee or its chairperson shall determine.

Committee Duties and Powers

To carry out its purpose, the Nominating and Corporate Governance Committee shall have the following duties and powers:

Identification of Potential Board Members and Nominating Criteria. The Nominating and Corporate Governance Committee shall seek and identify individuals qualified to become members of the Board, consistent with its nominating criteria. Such nominating criteria shall include the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives and such other factors as the Committee may determine, as well as the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities as a director.

Nomination of Director Nominees. The Nominating and Corporate Governance Committee shall consider and nominate nominees for election at each annual meeting of the shareholders of the Company.

Independence and Qualification of Members of the Board. The Nominating and Corporate Governance Committee shall review with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, to ensure the Company’s on-going compliance with the independence and other standards set by the NASD.

Corporate Governance. The Nominating and Corporate Governance Committee shall, at the direction of the Board, consider various corporate governance policies and procedures.

Reports to the Board. The Nominating and Corporate Governance Committee shall make regular reports to the Board.

Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee shall review and assess this charter and recommend any proposed changes to the Board for approval.

Other Duties. The Nominating and Corporate Governance Committee also shall perform such additional duties and have such additional responsibilities and functions as the Board from time to time may determine.

Exhibit C

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT ("Agreement") made this __ day of ____________, 2006, by and between Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation (the "Fund"), and RENN Capital Group, Inc., a Texas corporation (the "Adviser"):

WHEREAS, the Fund operates as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the“Act"), and engages in the business of making investments consistent with its operation as a BDC;

WHEREAS, the Adviser is engaged in the business of rendering investment advisory, management and administrative services with respect to investments of the type made by the Fund; and

WHEREAS, the Fund deems it advisable to retain the Adviser to render certain investment advisory, management and administrative services to the Fund, and the Adviser desires to provide such services to the Fund, on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Fund and the Adviser hereby agree as follows:

1. Engagement. Commencing on the date hereof, the Fund engages and retains the Adviser to provide, or to make arrangements with suitable third parties to provide, the investment advisory, management and administrative services described below, subject to the supervision of the Board of Directors of the Fund (collectively, the “Board” and each member, a “Director”), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such engagement and agrees, during the terms of this Agreement, at its own expense (except as otherwise provided herein), to provide, or to make satisfactory arrangements for the provision of, such services and to assume the obligations herein set forth for the compensation provided herein.

2. Term. Subject to the provisions of Section 13 hereof, the initial term of this Agreement will be for the period commencing on the date of this Agreement and expiring two years from said date. Thereafter, this Agreement shall automatically be extended for successive one-year terms until terminated by either party hereto in accordance with the provisions of Section 13.

3. Provision of Investment Advisory Services. The Adviser shall, within a reasonable period of time after any request by the Fund, provide the Fund with such investment research and advice as the Fund may request with respect to any existing or proposed investment that is consistent with the investment objective and policies of the Fund as set forth in the Fund's most recent prospectus as filed with the Securities and Exchange Commission or in such other, more recent document as may properly set forth such information. The Adviser agrees to comply with all provisions of the Act and all rules and regulations promulgated thereunder in providing the services to the Fund described herein. The Adviser's investment services shall include identifying, evaluating, structuring, acquiring, monitoring, holding, managing and arranging for the disposition of investments for the Fund.

4. Provision of Management and Administrative Services. The Adviser shall provide, or arrange for suitable third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Fund and the conduct of its business. Such management and administrative services shall include, but not be limited to, the following:

a. Providing the Fund with such office space, equipment, facilities and certain supplies, and the services of such clerical and other personnel of the Adviser, as may be necessary or required for the reasonable conduct of the business of the Fund:

b. Keeping and maintaining the books and records of the Fund and handling communications and correspondence with shareholders of the Fund:

c. Preparing such accounting, management and other reports and documents as may be necessary or appropriate for the reasonable conduct of the business of the Fund;

d. Making such arrangements and handling such communications with accountants, attorneys, banks, transfer agents, custodians, underwriters, insurance companies, depositories and other persons as may from time to time be requested by the Fund or may be reasonably necessary to perform any of the other services to be rendered by the Adviser under this Agreement;

e. Providing such other managerial and administrative services as may be reasonably requested by the Fund to identify, evaluate, structure, monitor, acquire and dispose of Fund investments;

f. Providing such other advice and recommendations with respect to the business and affairs of the Fund as the Adviser shall deem to be desirable or appropriate; and

g. Providing, as may be appropriate or necessary, from time to time, a director designee or advisory director to the Fund’s portfolio companies and making arrangements for the provision, at such costs as are reasonable and appropriate and for the benefit of the Fund, of such other management assistance to portfolio companies as may be appropriate or necessary pursuant to the applicable requirements of the Act.

5. Supervision. The performance by the Adviser of its duties and obligations hereunder shall be subject to the control and supervision of the Board, including those Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Act (the “Disinterested Directors”). The Adviser's determination of what services are necessary or required for the operation or to reasonably conduct the business of the Fund shall be subject to review by the Board and such Disinterested Directors. The Adviser shall provide such periodic reports to the Fund of the performance of its obligations hereunder as may be requested by the Board. The Adviser and its affiliates shall, for all purposes herein described, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

6. Allocation of Costs and Expenses.

a. Costs and Expenses of the Adviser. Except as set forth below, the Adviser shall bear the costs and expenses incurred or paid by the Adviser in providing the services to the Fund under Section 3 hereof that are not directly allocable and identifiable to the Fund or its business or its investments or proposed investments. Included in such costs to be borne by the Adviser are the cost of office space, equipment and certain supplies utilized by the Fund's personnel and all wages, salaries and benefits of the Adviser's staff and personnel (except for (i) consultants retained by the Adviser or the Fund with respect to proposed or actual investments and (ii) persons responsible for the Fund’s compliance with applicable laws and regulations). Notwithstanding the foregoing, the Adviser shall not be responsible for the cost of services provided by any custodian, transfer agent, accountant or counsel required by the Fund.

b. Expenses of the Fund. Except as provided in Section 6(a) above, the Fund shall bear (and shall reimburse the Adviser for) all costs and expenses directly allocable and identifiable to the Fund or its business or its investments, including, but not limited to, all out-of-pocket expenses with respect to proposed or actual investments or dispositions thereof, expenses of registering securities under federal and state securities laws, costs of printing proxies and other expenses related to meetings of shareholders, calculating the Fund’s net asset value (including the cost and expenses of any independent valuation firm), litigation expenses, costs of third party evaluations or appraisals of the Fund (or its assets) or its proposed or actual investments, the Fund’s fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums, fees for Disinterested Directors, fees of legal counsel and other legal fees, fees of independent public accountants, Director fees, expenses of printing or distributing reports to shareholders and regulatory bodies, federal, state and local taxes, and any other costs and expenses directly allocable and identifiable to the Fund or its business or investments.

7. Compensation of the Adviser. The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a Base Management Fee (“Base Management Fee”) and an Incentive Fee (“Incentive Fee”) as set forth below. The Base Management Fee shall be calculated on a quarterly basis. The Base Management Fee for each fourth quarter shall be calculated net of any Incentive Fee payable as of the end of the calendar year ended with that quarter. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.

a. Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 1.75 percent (0.4375 on a quarterly basis) of the Fund’s Net Assets. The Base Management Fee will be payable in arrears, based on the Net Assets of the Fund at the end of each calendar quarter. Such payment shall be payable to the Adviser no later than the day after which filings with the Securities and Exchange Commission are required to be made by the Fund for such calendar quarter. If this agreement is terminated prior to the end of a quarter of a calendar quarter, then the Base Management Fee shall be appropriately pro rated. For this purpose, “Net Assets” shall mean the gross assets of the Fund, less any outstanding liabilities, as determined consistent with generally accepted accounting principals then in affect.

b. Incentive Fee. The Incentive Fee will be calculated and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), and will equal 20 percent of the Fund’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of the calendar year. The effect of the use of this method to calculate the Incentive Fee is that each year, the cumulative performance of the Fund since its inception will provide the basis for the calculation of the Incentive Fee. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying the Incentive Fee.

8. Covenants of the Adviser. The Adviser covenants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

9. Covenants of the Fund. The Fund covenants that it has elected to be regulated as a BDC pursuant to Section 54(a) of the Act. The Fund agrees that, for the duration of this Agreement, it will not have outstanding any option, warrant or right issued pursuant to Section 61(a)(3)(B) of the Act and will not have in place any profit-sharing plan as described in Section 57(n) of the Act.

10. Liability of the Adviser. The Adviser, its officers, directors, employees, agents and affiliates (collectively, "Affiliates") shall not be liable to the Fund, or any shareholder of the Fund, for any error of judgment or mistake of law or any loss or damage with respect to any investment of the Fund or arising from any act or omission of the Adviser or any of its Affiliates in the performance of its obligations hereunder, unless such loss or damage is the result of bad faith, negligence, misconduct or any breach of fiduciary duty, disregard of any duties or obligations owed to the Fund by the Adviser or such Affiliates by reason of this Agreement or any relation created hereby.

11. Indemnification of the Adviser. The Fund shall indemnify and hold harmless, to the extent permitted by law, the Adviser and any of its Affiliates, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (including any action by or in the right of the Fund), by reason of any acts or omissions or alleged acts or omissions arising out of the activities of such person, if such activities were performed in good faith either on behalf of the Fund or in furtherance of the interest of the Fund, and in a manner reasonably believed by such person to be within the scope of the authority conferred by this Agreement or by law against losses, damages or expenses for which such person has not otherwise been reimbursed (including, but not limited to, accountants' and attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such person in connection with such action, suit or proceeding, so long as such person was not guilty of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of his obligations and duties under such contract, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The satisfaction of any indemnification and any holding harmless hereunder shall be from and limited to Fund assets. Notwithstanding the foregoing, absent a court determination that the person seeking indemnification was not liable by reason of "disabling conduct" within the meaning of Section 17(h) of the Act, the decision by the Fund to indemnify such person shall be based upon the reasonable determination, after review of the facts, of the non-party Directors of the Fund, or of independent legal counsel in a written opinion that such person was not liable by reason of such disabling conduct.

12. Obligations of the Adviser Not Exclusive. The obligations of the Adviser to the Fund are not exclusive. The Adviser may, in its discretion, render the same or similar services to any person or persons whose business may be in direct or indirect competition with the business of the Fund and may be in direct competition with the Fund for particular investments. Additionally, it is contemplated that from time to time one or more of Affiliates of the Adviser may serve as directors, officers or employees of the Fund or the portfolio companies of the Fund or otherwise have an interest or affiliation with the Fund or such portfolio companies or have the same or similar relationships with competitors of the Fund and their portfolio companies. Neither the Adviser nor any of its Affiliates shall in any manner be liable to the Fund solely by reason of the aforementioned activities of the Adviser or such Affiliates.

13. Duration and Termination. This Agreement shall become effective as of the first date above written. This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund’s Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Fund’s Directors who are not parties to this Agreement or who are Disinterested Directors of any such party, in accordance with the requirements of the Act. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Fund, or by the vote of the Fund’s Directors or by the Adviser. This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Act). Notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 7 through the date of termination or expiration and Sections 8, 9 and 10 shall continue in force and effect and apply to the Parties and their representatives as and to the extent applicable.

14. Use of Name. The Adviser reserves the right to grant the use of the names "Renaissance" or "Renaissance Capital" or similar names to another investment company, business development company or business enterprise. The Adviser also reserves the right to withdraw from the Fund the right to use the name or names "Renaissance" or "Renaissance Capital" upon termination of this Agreement or at any other time, provided that, if the right to withdraw the name or names "Renaissance" or "Renaissance Capital" is exercised by the Adviser, the Directors will submit the question of continuing this Agreement to a vote of the shareholders of the Fund.

15. Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed to have been delivered on the date personally delivered, as evidenced by an executed receipt, or on the date received if mailed, postage prepaid, by certified mail, return receipt requested, or upon the date of transmission if telegraphed or faxed and confirmed the same day, if addressed to the respective parties as follows:

If to the Fund: Renaissance Capital Growth & Income Fund III, Inc. 8080 North Central Expressway, Suite 210/ LB 59 Dallas, TX 75206 Fax No: 214/ 891-8291 ATTN: President	If to the Adviser: RENN Capital Group, Inc. 8080 North Central Expressway Suite 210/ LB 59 Dallas, TX 75206 Fax No: 214/891-8106 ATTN: President

16. Definitions. The terms "assignment" and "majority of the outstanding voting securities" shall have the meanings given to them by Sections 2(a)(4) and 2(a)(42), respectively, of the Act.

17. Assignment. This Agreement may not be assigned by either party hereto and will automatically terminate in the event of its assignment.

18. Amendment. This Agreement may be amended only by an instrument in writing executed by both parties thereto; provided, however, that this Agreement may be amended by the parties only if such amendment is approved in conformity with the Act.

19. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas and the applicable provisions of the Act.

20. Prior Agreements. This Agreement supersedes any prior Investment Advisory Agreements between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.